Exhibit 25.1

FORM T-1

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

STATEMENT OF ELIGIBILITY

UNDER THE TRUST INDENTURE ACT OF 1939 OF A

CORPORATION DESIGNATED TO ACT AS TRUSTEE

CHECK IF AN APPLICATION TO DETERMINE

ELIGIBILITY OF A TRUSTEE PURSUANT TO

SECTION 305(b)(2)            |__|

THE BANK OF NEW YORK MELLON

TRUST COMPANY, N.A.

(Exact name of trustee as specified in its charter)

(State of incorporation if not a U.S. national bank)	95-3571558 (I.R.S. employer identification no.)
700 South Flower Street Suite 500 Los Angeles, California (Address of principal executive offices)	90017 (Zip code)

MANTECH INTERNATIONAL CORPORATION

(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	22-1852179 (I.R.S. employer identification no.)

DB Data Systems, LLC

(Exact name of obligor as specified in its charter)

Virginia (State or other jurisdiction of incorporation or organization)	26-0058750 (I.R.S. employer identification no.)

DDK Technology Group, Inc.

(Exact name of obligor as specified in its charter)

Maryland (State or other jurisdiction of incorporation or organization)	52-1719615 (I.R.S. employer identification no.)

Gray Hawk Technology Solutions, LLC

(Exact name of obligor as specified in its charter)

Virginia (State or other jurisdiction of incorporation or organization)	54-2005012 (I.R.S. employer identification no.)

Hawkeye Systems, LLC

(Exact name of obligor as specified in its charter)

Virginia (State or other jurisdiction of incorporation or organization)	80-0028146 (I.R.S. employer identification no.)

Interop II

(Exact name of obligor as specified in its charter)

Virginia (State or other jurisdiction of incorporation or organization)	52-2096332 (I.R.S. employer identification no.)

ManTech Advanced Development Group

(Exact name of obligor as specified in its charter)

California (State or other jurisdiction of incorporation or organization)	33-0172909 (I.R.S. employer identification no.)

ManTech Advanced Systems International, Inc.

(Exact name of obligor as specified in its charter)

Virginia (State or other jurisdiction of incorporation or organization)	52-1396243 (I.R.S. employer identification no.)

ManTech Command Control Systems Corporation

(Exact name of obligor as specified in its charter)

Virginia (State or other jurisdiction of incorporation or organization)	20-0553968 (I.R.S. employer identification no.)

ManTech Cyber Solutions International, Inc.

(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	27-0373171 (I.R.S. employer identification no.)

ManTech Electronics Interoperability Services, Inc.

(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	54-1650009 (I.R.S. employer identification no.)

ManTech Environmental Research Services Corporation

(Exact name of obligor as specified in its charter)

Virginia (State or other jurisdiction of incorporation or organization)	54-1661370 (I.R.S. employer identification no.)

ManTech ETG, LLC

(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	63-1258773 (I.R.S. employer identification no.)

ManTech Europe Systems Corporation

(Exact name of obligor as specified in its charter)

Virginia (State or other jurisdiction of incorporation or organization)	54-1908709 (I.R.S. employer identification no.)

ManTech Global Services Corporation

(Exact name of obligor as specified in its charter)

Virginia (State or other jurisdiction of incorporation or organization)	26-1606801 (I.R.S. employer identification no.)

ManTech Gray Hawk Systems, Inc.

(Exact name of obligor as specified in its charter)

Virginia (State or other jurisdiction of incorporation or organization)	54-1771202 (I.R.S. employer identification no.)

ManTech GRS Solutions, Inc.

(Exact name of obligor as specified in its charter)

Maryland (State or other jurisdiction of incorporation or organization)	52-2132309 (I.R.S. employer identification no.)

ManTech Information Systems & Technology Corporation

(Exact name of obligor as specified in its charter)

Virginia (State or other jurisdiction of incorporation or organization)	54-1536891 (I.R.S. employer identification no.)

ManTech MBI, Inc.

(Exact name of obligor as specified in its charter)

Virginia (State or other jurisdiction of incorporation or organization)	54-1305478 (I.R.S. employer identification no.)

ManTech Mission Operations Corporation

(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	27-0426587 (I.R.S. employer identification no.)

ManTech Security & Mission Assurance Corporation

(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	54-1395845 (I.R.S. employer identification no.)

ManTech Security Technologies Corporation

(Exact name of obligor as specified in its charter)

Virginia (State or other jurisdiction of incorporation or organization)	54-1995518 (I.R.S. employer identification no.)

ManTech Sensor Technologies, Inc.

(Exact name of obligor as specified in its charter)

New Jersey (State or other jurisdiction of incorporation or organization)	22-3123851 (I.R.S. employer identification no.)

ManTech Solutions & Technologies Corporation

(Exact name of obligor as specified in its charter)

Virginia (State or other jurisdiction of incorporation or organization)	54-1871905 (I.R.S. employer identification no.)

ManTech SRS Technologies, Inc.

(Exact name of obligor as specified in its charter)

California (State or other jurisdiction of incorporation or organization)	95-2668010 (I.R.S. employer identification no.)

ManTech Support Technology, Inc.

(Exact name of obligor as specified in its charter)

Virginia (State or other jurisdiction of incorporation or organization)	52-1396240 (I.R.S. employer identification no.)

ManTech Systems Engineering Corporation

(Exact name of obligor as specified in its charter)

Virginia (State or other jurisdiction of incorporation or organization)	52-1396237 (I.R.S. employer identification no.)

ManTech Telecommunications and Information Systems Corporation

(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	52-1279373 (I.R.S. employer identification no.)

ManTech Test Systems, Inc.

(Exact name of obligor as specified in its charter)

Virginia (State or other jurisdiction of incorporation or organization)	54-1865918 (I.R.S. employer identification no.)

ManTech U.K. Systems Corporation

(Exact name of obligor as specified in its charter)

Virginia (State or other jurisdiction of incorporation or organization)	54-1884571 (I.R.S. employer identification no.)

Nexolve Corporation

(Exact name of obligor as specified in its charter)

Virginia (State or other jurisdiction of incorporation or organization)	26-3871620 (I.R.S. employer identification no.)

NSI Technology Services Corporation

(Exact name of obligor as specified in its charter)

California (State or other jurisdiction of incorporation or organization)	95-2623861 (I.R.S. employer identification no.)

Symmetron Holding Corporation

(Exact name of obligor as specified in its charter)

Virginia (State or other jurisdiction of incorporation or organization)	13-4312408 (I.R.S. employer identification no.)

Symmetron, LLC

(Exact name of obligor as specified in its charter)

Virginia (State or other jurisdiction of incorporation or organization)	54-1188871 (I.R.S. employer identification no.)

UnityNet, Inc.

(Exact name of obligor as specified in its charter)

Virginia (State or other jurisdiction of incorporation or organization)	27-2698432 (I.R.S. employer identification no.)

12015 Lee Jackson Highway Fairfax, Virginia (Address of principal executive offices)	22033 (Zip code)

7.25% Senior Notes due 2018

Guarantees of 7.25% Senior Notes due 2018

(Title of the indenture securities)

1.	General information. Furnish the following information as to the trustee:

(a)	Name and address of each examining or supervising authority to which it is subject.

Name	Address
Comptroller of the Currency United States Department of the Treasury	Washington, D.C. 20219

Federal Reserve Bank	San Francisco, California 94105

Federal Deposit Insurance Corporation	Washington, D.C. 20429

(b)	Whether it is authorized to exercise corporate trust powers.

Yes.

2.	Affiliations with Obligor.

If the obligor is an affiliate of the trustee, describe each such affiliation.

None.

16.	List of Exhibits.

Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the “Act”) and 17 C.F.R. 229.10(d).

1.	A copy of the articles of association of The Bank of New York Mellon Trust Company, N.A., formerly known as The Bank of New York Trust Company, N.A. (Exhibit 1 to Form T-1 filed with Registration Statement No. 333-121948 and Exhibit 1 to Form T-1 filed with Registration Statement No. 333-152875).

2.	A copy of certificate of authority of the trustee to commence business. (Exhibit 2 to Form T-1 filed with Registration Statement No. 333-121948).

3.	A copy of the authorization of the trustee to exercise corporate trust powers (Exhibit 3 to Form T-1 filed with Registration Statement No. 333-152875).

4.	A copy of the existing by-laws of the trustee (Exhibit 4 to Form T-1 filed with Registration Statement No. 333-162713).

6.	The consent of the trustee required by Section 321(b) of the Act (Exhibit 6 to Form T-1 filed with Registration Statement No. 333-152875).

7.	A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

SIGNATURE

Pursuant to the requirements of the Act, the trustee, The Bank of New York Mellon Trust Company, N.A., a banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Jacksonville, and State of Florida, on the 2nd day of July, 2010.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.

By:	/S/ GERALDINE CRESWELL
Name:	GERALDINE CRESWELL
Title:	VICE PRESIDENT